                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          May 23, 2008
                                                --------------------------------

                               ELECSYS CORPORATION
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             (Exact name of registrant as specified in its charter)

           KANSAS                        0-22760                48-1099142
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(State or other jurisdiction          (Commission           (IRS Identification
     of incorporation)                File Number)             Employer No.)

      846 N. Mart-Way Court, Olathe, Kansas                        66061
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     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code           (913) 647-0158
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications  pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[  ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
      Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     Elecsys  Corporation  (the  "Company")  announced today that Robert O'Conor will not be joining  the  Company's  DCI,  Inc.  subsidiary  as  Executive  Vice
President  of  Business  Development   effective  May  27,  2008  as  previously
announced.  A press release  announcing  that  information is attached hereto as
Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

     (c)   EXHIBITS. The following exhibits are filed herewith:

     99.1  Press Release dated May 23, 2008.

SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

 Date:  May 23, 2008                   ELECSYS CORPORATION

                                       By:  /s/ Todd A. Daniels
                                          --------------------------------------
                                            Todd A. Daniels
                                            Vice President and Chief Financial
                                            Officer

                                  EXHIBIT INDEX

Exhibit Number      Description

     99.1           Press release dated May 23, 2008